CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sonu Ram, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Annual Report on Form 10-K of Cosmo Ventures Inc. for the year ended March 31, 2014, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cosmo Ventures Inc.

Dated: July 11, 2014

/s/ Sonu Ram

Sonu Ram

President, Chief Executive Officer, Chief Financial Officer,

Treasurer and Director

(Principal Executive Officer, Principal Financial

Officer and Principal Accounting Officer)